EXHIBIT 99

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                           WFMBS SERIES 2003-16 UPSIZE
                        UPDATED POOL PROFILE (10/17/2003)

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                                      -----------------     -----------------
                                            BID                TOLERANCE
                                      -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE               $500,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                     1-Nov-03
INTEREST RATE RANGE                        4.250-6.250
GROSS WAC                                       5.036%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                    25 bps
MASTER SERVICING FEE                             1 bps
WAM (in months)                                    178          (+/- 2 month)

WALTV                                              55%          (maximum +2%)

CALIFORNIA %                                       51%          (maximum 51%)

AVERAGE LOAN BALANCE                          $520,000      (maximum $540,000)
LARGEST INDIVIDUAL LOAN BALANCE             $1,550,000      (maximum $1,600,000)

CASH-OUT REFINANCE %                               16%         (maximum  +1%)

PRIMARY RESIDENCE %                                97%          (minimum -2%)

SINGLE-FAMILY DETACHED %                           95%          (minimum -1%)

FULL DOCUMENTATION %                               59%          (minimum -1%)

UNINSURED > 80% LTV %                            0.00%          (maximum +1%)

WA FICO                                            737          (minimum -10)



 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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Estimated Dispersion:

    Gross WAC                 UPB WAM
       4.750%             484,808 117
       5.375%             390,038 117
       5.625%             372,900 115
       4.250%             142,900 180
       4.375%             381,379 178
       4.500%           7,961,567 178
       4.625%           2,456,185 179
       4.750%         139,865,285 178
       4.875%         118,532,247 178
       5.000%          62,014,704 178
       5.125%          32,154,403 178
       5.250%          31,572,830 178
       5.375%          29,558,161 178
       5.500%          35,733,901 178
       5.625%          18,446,345 177
       5.750%           7,801,092 179
       5.875%           8,817,900 179
       6.000%           3,005,959 175
       6.125%           2,409,979 179
       6.250%           1,045,802 179

                      503,148,386


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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                           WFMBS SERIES 2003-16 UPSIZE
                        UPDATED POOL PROFILE (10/17/2003)
                               PRICING INFORMATION
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    RATING AGENCIES                       TBD by Wells Fargo

    PASS THRU RATE                                  4.75% or 4.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS            2.45% or0.18%

    PRICING DATE                                      TBD

    FINAL STRUCTURE DUE DATE                    05-Nov-03         9:00 AM

    SETTLEMENT DATE                             25-Nov-03

    ASSUMED SUB LEVELS                                AAA      1.100%
                                                       AA        TBD
                                                        A        TBD
                                                      BBB        TBD
                                                       BB        TBD
                                                        B        TBD

                                           Note: AAA Class will be rated by two
                                           rating agencies. AA through B Classes
                                           will be rated by one rating agency.



    WFASC SECURITIZATION PROGRAM AS FOLLOWS:

    1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
    2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
    3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
    4) WELLS FARGO BANK MINNESOTA, N.A. WILL ACT AS CUSTODIAN.
    5) NO FLOATING RATE INTEREST-ONLY STRIPS WILL BE DESCRIBED AS FIXED RATE (NORMALIZED I/O'S)

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
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    WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-16. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



    WFMBS CONTACTS                        Brad Davis (301) 846-8009
                                          Mike Miller (301) 815-6397
                                          Gretchen Markley (301) 846-8356

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


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                            WFASC DENOMINATION POLICY
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
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                                                       MINIMUM        PHYSICAL     BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                 DENOMINATION   CERTIFICATES  CERTIFICATES
                                                       (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters,
NAS, Non-complex components (subject to reasonable
prepayment support)                                    $25,000      Allowed         Allowed

Companion classes for PAC, TAC, Scheduled Classes     $100,000      Allowed         Allowed

Inverse Floater (Including Leveraged), PO,
Subclasses of the Class A that provide credit
protection to the Class A, Complex multi-component
certificates                                          $100,000      Allowed         Allowed

Notional and Nominal Face IO                            (2)         Allowed         Allowed

Residual Certificates                                   (3)        Required       Not Allowed

All other types of Class A Certificates                 (5)           (5)             (5)


CLASS B (Investment Grade)                            $100,000      Allowed         Allowed

CLASS B (Non-Investment Grade)                        $250,000     Required       Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)    100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)    Underwriter must obtain WFASC's approval.